U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A
                                  Amendment 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2011

                      Global Arena Holding, Inc.
           (Exact name of registrant as specified in its charter)

         Delaware                 000-49819             33-0931599
 (State or jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)   File Number)       Identification No.)

                           708 Third Avenue
                          New York, NY 10017
               (Address of principal executive offices)


                   Registrant's telephone number: 828-267-5996

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01 Changes in Registrant's Certifying Accountant

(a)(1) On August 1, 2011, Global Arena Holding, Inc. dismissed P.C.
Liu, CPA, P.C.

      (i) On August 1, 2011, as a result of the merger of Global Arena Holding Subsidiary Corp., the registrant decided to dismiss P.C. Liu, CPA, P.C. as its independent accountants.

     (ii) P.C. Liu's report on the financial statements for the past two years ended December 31, 2010, were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except that P.C. Liu CPA, P.C.'s report on the financial statements as of December 31, 2010 and 2009, and each of the years then ended contained explanatory language that substantial doubt existed about the registrant's ability to continue as a going concern due to the registrant's net loss and its working capital deficiencies for each of these years.

     (iii) The decision to change accountants was approved by the registrant's board of directors; and

     (iv) There have been no disagreements with P.C. Liu CPA, P.C.'s related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of P.C. Liu CPA, P.C., would have caused P.C. Liu CPA P.C. to make reference to the subject matter of the disagreement in connection with its report.

There were not any disagreements with the former accountant during the two most recent fiscal years and any subsequent interim period preceding the date of dismissal of the former accountant.

   (2) On August 1, 2011, the registrant engaged Marcum LLP. as its independent accountants.

The registrant had not consulted its newly engaged accountant during the two most recent years and any subsequent interim period prior to engaging that accountant.

     (i)  Not Applicable

     (ii) Not applicable

   (3) The registrant has provided to P.C. Liu, its former accountant, a copy of the disclosures contained in this Item 4 and the registrant has requested a letter from P.C. Liu addressed to the Commission, confirming certain statements made by the registrant in this Item 4.01. A copy of this letter is attached hereto.

(b) Not applicable

Item 9.01 Financial Statements and Exhibits

Exhibit 16    Letter from P.C. Liu CPA, P.C.



                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

Dated: September 15, 2011

/s/John Matthews
--------------------------------
John Matthews
Chief Executive Officer